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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2007

SIMON PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14469	046268599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
225 WEST WASHINGTON STREET INDIANAPOLIS, INDIANA	46204
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 317.636.1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operation and Financial Condition

        On October 29, 2007, Simon Property Group, Inc. (the "Registrant") issued a press release containing information on earnings for the quarter ended September 30, 2007 and other matters. A copy of the press release is attached hereto as Exhibit 99.2 and the information in the press release is incorporated by reference into this report.

        The press release and Supplemental Information package attached as Exhibit 99.1 use the non-GAAP financial measure of Funds from Operations ("FFO"). The Supplemental Information package also uses the non-GAAP measure of Net Operating Income ("NOI"). The Registrant considers FFO and NOI key measures of its operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"). The Registrant believes that FFO and NOI are helpful to investors because they are widely recognized measures of the performance of real estate investment trusts and provide relevant bases for comparison among REITs. The Registrant also uses FFO and NOI internally to measure the operating performance of its portfolio. Reconciliations of net income to FFO on an estimated and historical basis are provided on pages 66 and 75 furnished herewith in Exhibit 99.2. Reconciliations of net income to NOI on a historical basis are provided on page 14 furnished herewith in Exhibit 99.1.

        The Registrant is furnishing the information contained herein, including Exhibit 99.2, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the "SEC"). This information shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC.

Item 7.01.    Regulation FD Disclosure

        On October 29, 2007, the Registrant made available additional ownership and operational information concerning the Registrant, Simon Property Group, L.P., and properties owned or managed as of September 30, 2007 in the form of a Supplemental Information package, a copy of which is attached as Exhibit 99.1. The Supplemental Information package is also available upon request as specified therein.

        The Registrant is furnishing the information contained herein, including Exhibit 99.1, pursuant to Item 7.01 of Form 8-K promulgated by the SEC. This information shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC.

Item 9.01.    Financial Statements and Exhibits

        Financial Statements:

    None

        Exhibits:

Exhibit No.	Description	Page Number in This Filing
99.1	Supplemental Information as of September 30, 2007	5
99.2	Earnings Release for the quarter ended September 30, 2007	65-76

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 29, 2007
SIMON PROPERTY GROUP, INC.
	By:	/s/ STEPHEN E. STERRETT Stephen E. Sterrett, Executive Vice President and Chief Financial Officer

SIMON PROPERTY GROUP
Table of Contents
As of September 30, 2007

Description		Page
Exhibit 99.1	Supplemental Information	5
	Company Overview
	Overview (reporting calendar, stock information, and corporate ratings)	5-6
	Ownership Structure	7
	Changes in Common Shares and Unit Ownership	8
	Financial Data
	Selected Financial and Equity Information	9
	Unaudited Pro-Rata Statements of Operations	10-12
	Unaudited Pro-Rata Balance Sheet	13
	Reconciliation of Net Income to NOI	14
	NOI Composition	15
	Analysis of Other Income and Other Expense	16
	Operational Data
	U.S. Portfolio GLA	17
	U.S. Regional Mall Operational Information	18
	U.S. Regional Mall Lease Expirations	19
	U.S. Regional Mall Top Tenants	20
	U.S. Regional Mall Anchor/Big Box Openings, 2007-2010	21-23
	U.S. Regional Mall Property Listing	24-28
	U.S. Premium Outlet Centers® Operational Information	29
	U.S. Premium Outlet Centers® Lease Expirations	30
	U.S. Premium Outlet Centers® Top Tenants	31
	U.S. Premium Outlet Centers® Property Listing	32
	U.S. Community/Lifestyle Centers Operational Information	33
	U.S. Community/Lifestyle Centers Lease Expirations	34
	U.S. Community/Lifestyle Centers Top Tenants	35
	U.S. Community/Lifestyle Centers Property Listing	36-37
	Mills Operational Information	38
	Mills Property Listing	39
	International Operational Information	40
	International Property Listing	41-43
	Development Activity
	Capital Expenditures in the U.S. Portfolio	44
	U.S. Development Activity Report	45-47
	International Development Activity Report	48
	Balance Sheet Information
	The Company's Share of Total Debt Amortization and Maturities by Year	49
	Summary of Indebtedness	50
	Summary of Indebtedness by Maturity	51-58
	Unencumbered Assets	59-63
	Preferred Stock/Units Outstanding	64
	Quarterly Earnings Announcement
Exhibit 99.2	Press Release	65-76

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  Item 2.02. Results of Operation and Financial Condition
  Item 7.01. Regulation FD Disclosure
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
SIMON PROPERTY GROUP Table of Contents As of September 30, 2007